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                            MFS(R) GLOBAL EQUITY FUND

                      SUPPLEMENT TO THE CURRENT PROSPECTUS

Effective immediately the Portfolio Manager section of the Prospectus is hereby restated as follows:

PORTFOLIO MANAGERS

The fund is managed by David R. Mannheim, a Senior Vice President of MFS. Mr. Mannheim has been a portfolio manager of the fund since 1992 and has been employed in the investment management area of MFS since 1988. Effective April 1, 2005, Simon Todd, a Vice President of MFS and a Chartered Financial Analyst, will join Mr. Mannheim as a portfolio manager of the fund. Mr. Todd has been employed in the investment management area of MFS since 2000.



                  THE DATE OF THIS SUPPLEMENT IS MARCH 3, 2005.